: THFF 33 consecutive years of increased shareholder dividends

Forward-looking Information This presentation contains future oral and written statements of the Company and its management, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements are generally identifiable by the use of words such as “believe”, “expect”, “anticipate”, “estimate”, “could”, and other similar expressions. All statements in this presentation, including forward- looking statements, speak only as of today’s date, and the Company undertakes no obligation to update any statement in light of new information or future events. A number of factors, many of which are beyond the ability of the Company to control or predict, could cause actual results to differ materially from those in its forward-looking statements. Additional information is included in the Company’s filings with the Securities and Exchange Commission. Factors that could have a material adverse effect on the Company’s financial condition, results of operations and future prospects can be found in the “Risk Factors” section in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and elsewhere in the Company’s periodic and current reports filed with the Securities and Exchange Commission. These factors include, but are not limited to, the effects of future economic, business and market conditions and changes, domestic and foreign, including competition, governmental policies and seasonality; legislative and regulatory changes, including changes in banking, securities and tax laws and regulations and their application by Company regulators, and changes in the scope and cost of FDIC insurance and other coverages; the risks of changes in interest rates on the levels, composition and costs of deposits, loan demand and other interest sensitive assets and liabilities; the failure of assumptions and estimates underlying the establishment of reserves for possible loan losses, analysis of capital needs and other estimates; changes in borrowers’ credit risks and payment behaviors; and changes in the availability and cost of credit and capital.

Norman L. Lowery Chairman, Chief Executive Officer, President Norman D. Lowery Chief Operating Officer, SVP Rodger A. McHargue Chief Financial Officer, SVP Steven H. Holliday Chief Credit Officer, SVP

Indiana’s first Multi-bank holding company Established 1984 First Financial Bank Primary subsidiary founded in 1834 Oldest national bank in Indiana 5th oldest national bank in the U.S. Terre Haute, Indiana Headquarters 85 banking locations 81 banking centers 4 loan production offices $4.8 billion in assets June 30, 2021 $1.4 billion Trust and Assets Under Management Illinois 32 locations Indiana 33 locations Kentucky 11 locations Tennessee 9 locations Indianapolis Nashville (8)

5 Our Vision To enhance our clients’ abilities to spend, save, borrow and invest. Our Mission To deliver financial solutions that are simple, fast and easy. Our Values We build strong relationships and treat each other with dignity and respect. We embrace the diversity of our customers and co-workers. We apply the highest standards of excellence to everything we do. We work as a team to deliver world-class customer service. We get involved in our communities. We recognize profitability is essential to our future success. Top 100 Publicly Traded U.S. Bank Bank Director Magazine Top 100 Farm Lender in America FDIC 5-Star Rating BauerFinancial One of America’s Best Banks Top 35 Small Capital Bank Piper Sandler All Star

6 Capital to Support Strategic Growth Increasing Shareholder Value Experienced Management Team Proven Earnings 180+ year Operating Track Record Strong Risk Management Well-positioned Balance Sheet & Strong Asset Quality Value Proposition

7 • $321.8 million commercial credit requests granted, $54.0 million remaining ✓ Most 90-day interest only • $8.7 million mortgage credit requests granted, $0.6 million remaining • $13.0 million consumer credit requests granted, $2.75 million remaining • Initially, 12.9% of loan portfolio with some kind of modification; 2.3% of loan portfolio remains modified as of 6/30/2021 Loan Modifications Payroll Protection Program • 3,388 Payroll Protection Loans originated • $251.5 million balances originated • $88.4 million outstanding as of 6/30/21 • $74,233 average loan size • $11.76 million fees generated Covid-19 Impact

Hotels • 19 relationships with $81.99 million outstanding (4.71% of Commercial Loans) • 15 transactions currently reviewed by Debt Relief Review Committee • 5 remaining under a debt relief plan totaling $23.3 million • Average Portfolio LTV at origination is 75% Restaurants • 150 transactions with $45.19 million outstanding (2.60% of Commercial Loans) • Average loan size $295,390 Non-owner Occupied Retail • 78 borrowers with $86.64 million outstanding (4.98% of Commercial Loans) • 14 borrowers with $14.76 million with Investment Grade Tenants • 64 borrowers with $71.88 million with Non-investment Grade Tenants • Overall average loan size $1.111 million 8 Covid-19 Impacted Industries

TBV $0.00 $10.00 $20.00 $30.00 $40.00 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 CAGR 8.3% • Total Risk Based 17.03% • Tier 1 Risk Based 15.78% • Tier 1 Leverage 10.72% • Book Value $45.08 • Tangible Book Value $38.43 Key Capital Ratios and Per Share Data as of June 30, 2021 9 0.00% 3.50% 7.00% 10.50% 14.00% 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 TCE Strong Capital

Earnings and Dividends Per Share '- 1.00 2.00 3.00 4.00 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 1.041.021.02 2.50 0.990.980.970.960.940.930.910.900.880.860.840.800.750.650.600.560.51 3.93 3.803.80 2.38 3.12 2.35 2.55 2.37 2.48 2.83 2.14 1.73 1.891.94 1.771.72 2.07 1.95 2.10 1.781.72 EPS Dividends Paid CAGR 2000 - 2020 EPS 6.76% Dividends 5.47% 10 History of Earnings and Dividend Growth

11FFIEC BHC UBPR Data • Centralized committee structure • We are an in-market lender to clients • Disciplined underwriting Net Charge-offs -0.01% 0.03% 0.07% 0.11% 0.15% '(200) '- 200 400 600 800 2Q20 3Q20 4Q20 1Q21 2Q21 Dollar ($000) % Total Loans -0.01% 0.03% 0.01% 0.03%0.03% 0.00% 0.45% 0.90% 1.35% 1.80% '- 12,500 25,000 37,500 50,000 2Q20 3Q20 4Q20 1Q21 2Q21 Amount ($000) % Total Loans 1.74%1.77%1.80% 0.98% 0.84% Reserves / Loans Non-performing Assets 2Q20 22,971 0.83% 3Q20 23,673 0.86% 4Q20 20,743 0.79% 1Q21 21,010 0.79% 2Q21 20,018 0.78% NPA ($000) Total NPAS / Loans Strong Asset Quality

Non-interest Income % Avg Assets 12 '- 0.43 0.85 1.28 1.70 2015 2016 2017 2018 2019 2020 1Q21 FFC Peer 0.980.98 0.90.90.930.910.93 0.84 1.00 1.12 1.32 1.22 1.61 1.33 Return on Assets '- 0.40 0.80 1.20 1.60 2015 2016 2017 2018 2019 2020 1Q21 FFC Peer 1.35 0.97 1.19 1.22 0.95 0.92 0.92 1.26 1.25 1.42 1.56 0.98 1.30 1.01 FFIEC BHC UBPR Data FFIEC BHC UBPR Data Better than Peer Performance 1. . 1. 1. 1.0 0.84 1.01 . 0.98 1.56 1. 1.25 1.26

2.00 3.00 4.00 5.00 6.00 '- 37,500 75,000 112,500 150,000 2015 2016 2017 2018 2019 2020 YTD 6/30/21 NII NIM 3.25 4.05 4.254.32 4.114.044.04 70,541 146,346 131,652 116,579 107,857 104,973 104,507 10.67% CAGR 13 $’s in (000’s) Net Interest Income Loan Growth Driving Growth in Income

14 Other 21% TN 10% KY 8% IL 13%IN 48% Commercial Loans By State Loan Portfolio Residential $349,161 Consumer $477,633 Commercial $1,741,619 Balance ($000) Total $2,568,713 Loan Portfolio ($000) Balance Percent Commercial 1,741,619 67.8% Consumer 477,633 18.6% Residential 349,161 13.6% Total 2,568,713 100% Residential 13% Consumer 19% Commercial 68% Diversified Loan Portfolio

Total Loans $477,633,000 98.56% Secured Consumer Loans 46.13% ≥ 700 FICO 22.58% 650 to 699 20.76% 600 to 649 8.77% < 600 1.77% No Score 76.90% Indirect Auto 17.30% New 82.70% Used Asset Quality 30 – 89 day past due 1.02% NPAs .43% 15 Credit Card 1% Other 3% Indirect Auto 77% Direct Auto 19% Consumer Loan Portfolio

Adjustable 58% Fixed 42% Total Loans $349,161,000 75.61% YTD Production Sold • Primarily in-market lender Portfolio • Underwritten to FHLMC Guidelines • 84.90% with credit scores > 650 • Average LTV 60.78% Asset Quality • 24 monthly average past due 2.35% 16 Mortgage Loan Portfolio

Non-owner Occupied CRE as % of Total Commercial Real Estate Loans Residential Multi-family 20.09% Retail 11.53% Hotel 10.91% Student Housing 10.20% Property Management 8.50% Medical Office 4.00% Other 10.13% 17 Owner Occupied CRE $170.959 MM Residential Multi-family $151.040 MM NOO Retail $86.643 MM Student Housing $76.675 MM Hotel $81.993 MM Residential & Non- residential Property Management $63.927 MM Medical Office $30.056 MM Land Development $3.022 MM Single Family Housing $11.309 MM Other $76.148 MM Total $751.772 MM Total Commercial Real Estate Loans Commercial Real Estate Mix

18 Agriculture 25.88% $ 248,836,431 Construction 7.61% $ 73,193,409 Health Services 7.15% $ 68,774,827 Banking & Financial Services 4.32% $ 41,572,057 Floor Plans 2.37% $ 22,742,069 Retail Eating Establishments 4.70% $ 45,194,686 Other Retail + Convenience 5.73% $ 55,044,049 Transportation 3.69% $ 35,494,185 Manufacturing 3.49% $ 33,512,608 Personal Services 11.21% $ 107,781,950 Government Entities 3.14% $ 30,151,076 Schools 3.41% $ 32,797,163 Forestry, Oil/Gas & Energy 4.12% $ 39,607,819 Religious Organizations 1.96% $ 18,824,553 Amusment & Recreation 2.42% $ 23,229,501 Other 8.80% $ 84,604,676 Total 100.00% $ 961,361,059 Other 8% Amusement & Recreation 2% Religious Organizations 2% Forestry, Oil/Gas & Energy 3% Schools 3% Government Entities 4% Personal Services 4% Manufacturing 4% Transportation 4% Other Retail+Convenience 5% Retail Eating Establishments 5% Floor Plans 5% Banking & Financial Services 6% Health Services 9% Construction 9% Agriculture 27% C&I Loans as a % of Total Commercial Loans

19 Brokered CDs 0.4% Non-interest bearing 19.1% Time 16.0% Demand and Savings 64.5% Deposit Mix 0.00% 0.23% 0.45% 0.68% 0.90% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 YTD 0.23% 0.36% 0.56% 0.37% 0.25% 0.17%0.16%0.19% 0.25% 0.38% 0.63% 0.87% Cost of Deposits BHC UBPR Interest Expense '- 0.28 0.55 0.83 1.10 2015 2016 2017 2018 2019 2020 1Q21 YTD FFC Peer 0.35 0.57 1.02 0.81 0.54 0.45 0.43 0.23 0.38 0.57 0.36 0.23 0.16 0.16 FFIEC BHC UBPR Data Strong Core Deposit Franchise

Non-interest Expense 0 30000 60000 90000 120000 2015 2016 2017 2018 2019 2020 2Q21 $55,635 $112,758 $104,348 $91,289$88,747$90,308 $98,398 2.92% CAGR 20 Efficiency 45.0 51.25 57.5 63.75 70.0 2015 2016 2017 2018 2019 2020 1Q21 FFC Peer 58.75 61.2261.6561.22 62.21 68.42 69.81 62.29 59.87 61.23 58.43 61.62 59.4 68.39 FFIEC BHC UBPR Data Disciplined Expense Management

21 $1.4 billion Trust assets under management Trust Services include: • Professional Farm Management • Trust Administration • Estate Administration • Retirement Services • Corporate Trust Services 2020 YTD 2021 Revenue ($000) 5,241 3,175 Income before Tax 1,431 1,075 Trust and Asset Management

Transaction Highlights: • Transaction Value $31,350,000 • Price / Tangible Book Value 108% • Price / LTM Earnings 13.2 x • Price / 2021 E Earnings 23.6 x • Core Deposit Premium .50% • TBV Payback Period 3 years • Day 1 TBV Dilution at Close -2.9% 22 Hancock Bancorp Acquisition

Hancock Bancorp Acquisition

• Cost Saves 39% • Expected Close 4Q21 • System Conversion 4Q21 Hancock Bancorp Acquisition

25 Well-positioned for sustainable and profitable growth • Diversified business model with strong risk management • High-caliber team members focused on customer service and technology optimization • Expanding presence in larger growth markets • Commercial banking focus with quality core deposits • Demonstrated ability to successfully complete mergers and acquisitions • Unblemished track record of delivering shareholder value • Thirty-three consecutive years of increased shareholder dividends Key Investment Points

2018 2019 2020 2Q 2021 Net Interest Income 116,579 131,652 146,346 70,541 Provision 5,768 4,700 10,528 <1,744> Non-interest Income 38,206 38,452 42,476 20,225 Non-interest Expense 91,289 104,348 112,758 55,635 Net Income 46,583 48,872 53,844 29,491 Earnings Per Share (diluted) 3.80 3.80 3.93 2.19 Total Assets 3,008,718 4,023,250 4,557,544 4,753,308 Net Interest Margin 4.32 4.25 4.05 3.25 Return on Average Assets 1.57 1.42 1.25 1.26 Return on Average Equity 10.98 9.83 9.07 9.82 Dollars in millions except per share data 26 3 Year Financial Highlights

Norman L. Lowery Chairman, Chief Executive Officer, President 812.238.6487 / lowerynl@first-online.com Norman D. Lowery Chief Operating Officer, SVP 812.238.6185 / lowerynd@first-online.com Thank You! Rodger A. McHargue Chief Financial Officer, SVP 812.238.6334 / rmchargue@first-online.com Steven H. Holliday Chief Credit Officer, SVP 812.238.6264 / sholliday@first-online.com